UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

POLONIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35739	45-3181577
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3993 Huntingdon Pike, 3rd Floor Huntingdon Valley, Pennsylvania 19006

(Address of principal executive offices) (Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information required by this Item is contained in Item 4.02 of this Current Report and is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 5, 2014, management of Polonia Bancorp, Inc. (the “Company”) concluded that the Company’s previously issued consolidated financial statements for the quarters ended March 31, 2014 and June 30, 2014, as contained in the Company’s Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, should no longer be relied upon. In addition, the Company’s earnings release for the quarter ended September 30, 2014, previously furnished to the Securities and Exchange Commission (the “SEC”) under cover of a Current Report on Form 8-K, should no longer be relied upon.

Following the release of earnings for the quarter ended September 30, 2014, the Company’s management identified an error in connection with a $100,000 payment received in March 2014 being recorded in income as a non-refundable fee under a loan commitment agreement. The $100,000 payment received was, in fact, a refundable rate lock fee to buffer any escalation in interest rates on loans that would be funded under the loan commitment. Therefore, this fee should not have been recorded as income, but rather as a liability. Following its review and analysis, and in consultation with the Company’s independent registered public accountants, management and the Company’s Board of Directors determined to restate the financial results for the quarters ended March 31, 2014 and June 30, 2014.

As of the filing date of this Current Report, the anticipated effects of the restatement on the Company’s consolidated balance sheet, statement of income, statement of comprehensive income, and statement of cash flows as of and for the three month period ended March 31, 2014 are summarized as follows:

Condensed Consolidated Statement of Income and Comprehensive Income	As of and for the Three Months Ended March 31, 2014
	As Previously Reported	Adjustment	As Restated

Noninterest Income
Other	$143,754	$(100,000)	$43,754
Total noninterest income	837,008	(100,000)	737,008
Loss before income tax benefit	(38,545)	(100,000)	(138,545)
Income tax benefit	(8,104)	(34,000)	(42,104)
Net loss	(30,441)	(66,000)	(96,441)
Earnings per share – basic and diluted	(0.01)	(0.02)	(0.03)

Condensed Consolidated Statement of Comprehensive Income

Net Loss	$(30,441)	$(66,000)	$(96,441)
Total comprehensive loss	(45,974)	(66,000)	(111,974)

Condensed Consolidated Balance Sheet

Liabilities
Other liabilities	$3,082,394	$66,000	$3,148,394
Total liabilities	262,044,960	66,000	262,110,960
Stockholders’ equity
Retained earnings	14,823,443	(66,000)	14,757,443
Total stockholders’ equity	39,896,827	(66,000)	39,830,827

Condensed Consolidated Statement of Cash Flows

Operating Activities
Net Loss	$(30,441)	$(66,000)	$(96,441)
Other, net	(175,378)	66,000	(109,378)
Net cash used for operating activities	1,333,969	-	1,333,969

As of the filing date of this Current Report, the anticipated effects of the restatement on the Company’s consolidated balance sheet, statement of income, statement of comprehensive income, and statement of cash flows as of and for the six month periods ended June 30, 2014 are summarized as follows:

Condensed Consolidated Statement of Income and Comprehensive Income	As of and for the Six Months Ended June 30, 2014
	As Previously Reported	Adjustment	As Restated

Noninterest Income
Other	$146,837	$(100,000)	$46,837
Total noninterest income	1,963,876	(100,000)	1,863,876
Income (loss) before income tax benefit	33,122	(100,000)	(66,878)
Income tax expense (benefit)	21,262	(34,000)	(12,738)
Net income (loss)	11,860	(66,000)	(54,140)
Earnings per share – basic and diluted	0.00	(0.02)	(0.02)

Condensed Consolidated Statement of Comprehensive Income

Net Income (loss)	$11,860	$(66,000)	$(54,140)
Total comprehensive income (loss)	13,936	(66,000)	(52,064)

Condensed Consolidated Balance Sheet

Liabilities
Other liabilities	$3,006,591	$66,000	$3,072,591
Total liabilities	259,904,298	66,000	259,970,298
Stockholders’ equity
Retained earnings	14,865,744	(66,000)	14,799,744
Total stockholders’ equity	39,361,925	(66,000)	39,295,925

Condensed Consolidated Statement of Cash Flows

Operating Activities
Net income (loss)	$11,860	$(66,000)	$(54,140)
Other, net	(48,685)	66,000	17,315
Net cash used for operating activities	(3,146,558)	-	(3,146,558)

As of the filing date of this Current Report, the Company anticipates the following estimated revisions to its previously reported consolidated financial results at September 30, 2014 and for the nine month period ended September 30, 2014:

•	Decrease in net income for the nine months ended September 30, 2014 from $114,000 ($0.04 basic and diluted per common share) to $48,000 ($0.02 basic and diluted per common share).
•	Decrease in noninterest income for the nine months ended September 30, 2014 from $3.5 million to $3.4 million.
•	Decrease in income tax expense for the nine months ended September 30, 2014 from $102,000 to $68,000.

The Company intends to file amended Forms 10-Q for the quarters ended March 31, 2014 and June 30, 2014 with the Securities and Exchange Commission as soon as practicable. The Bank intends to file amended regulatory reports for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 with the OCC as soon as practicable.

The Company’s Board of Directors has consulted and discussed with S.R. Snodgrass, P.C., the Company’s independent registered public accountants, the matters disclosed in this Item 4.02.

Forward-Looking Statements

This report contains forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of Polonia Bancorp and Polonia Bank. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. Polonia Bancorp’s and Polonia Bank’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiary include, but are not limited to the following: changes in interest rates; national and regional economic conditions; legislative and regulatory changes; monetary and fiscal policies of the U.S. government; including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the Company’s market area; changes in real estate market values in the Company’s market area; the potential for additional regulatory restrictions on our operations; and changes in relevant accounting principles and guidelines. Additionally, other risks and uncertainties are described herein and in the Company’s Form 10-K for the year ended December 31, 2013 under “Item 1A: Risk Factors” filed with the SEC which is available through the SEC’s website at www.sec.gov. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, the Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLONIA BANCORP, INC.

Date: November 12, 2014	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Corporate Secretary